FORM OF STOCK PURCHASE AGREEMENT


                  STOCK PURCHASE AGREEMENT (this "Agreement") made and entered as of this 3rd day of March, 2000, by and among DELICIOUS BRANDS, INC., a Delaware corporation (the "Company") and the purchasers set forth on Schedule A attached hereto (each a "Purchaser" and, collectively, the "Purchasers").

                                   WITNESSETH:

                  WHEREAS, the Company desires to issue and sell, and the Purchasers desire to purchase, all upon the terms and subject to the conditions set forth in this Agreement, shares of the Series D Convertible Preferred Stock of the Company, par value $.01 per share (the "Series D Preferred Stock").

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

                  1.   Purchase and Sale of Stock.

                       1.1 Sale and Issuance of Series D Preferred Stock.

                           (a) A Certificate of Designation (the "Certificate"),
setting forth the designation, preferences and other rights and qualifications of the Series D Preferred Stock (the "Series D Preferred Stock") in the form attached hereto as Exhibit A has been filed with the Secretary of State of the State of Delaware and the Company has authorized the issuance and sale of up to 100,000 shares of the Series D Preferred Stock (the "Shares").

                           (b)  Subject  to the  terms  and  conditions  of this
Agreement, each Purchaser severally agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to each Purchaser at the Closing, the number of shares of the Series D Preferred Stock set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto as Schedule A, at a purchase price of $20.00 per share.

                       1.2 Closing.

                           (a) The First  Closing.  The closing of the  purchase
and the sale of the Shares of Series D Preferred Stock hereunder (the "Closing") shall be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022 at 10 a.m., local time, on the date hereof, or at such other time and place upon which the Company and the Purchasers participating in such Closing shall agree (the "First Closing Date").



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                           (b)  Subsequent  Closings.  One  or  more  additional
closings of the purchase and sale of the Shares of Series D Preferred Stock may occur solely at the discretion of the Company. Any such additional closing may be evidenced by the execution of an additional signature page to this Agreement by the Company and an additional Purchaser, and the inclusion of such additional Purchaser's name (along with the number of Shares such additional Purchaser is purchasing, together with the aggregate purchase price to be paid for such Shares) on the Schedule of Purchasers, without any requirement on the part of the Company to seek the consent or approval of the Purchasers.

                           (c) General.  For purposes of this Agreement,  unless
the context otherwise requires, the specific closing at which the sale and purchase of Shares occurs shall be referred to herein as the "Closing" for such sale and purchase. The applicable date of each such sale and purchase of Shares is referred to herein for purposes of such sale and purchase as the "Closing Date."

                           (d)  Delivery.  At the  Closing,  the  Company  shall
deliver to each Purchaser a certificate or certificates, registered in such Purchaser's name as set forth on the Schedule of Purchasers, representing the number of Shares designated on the Schedule of Purchasers to be purchased by such Purchaser, against payment of the purchase price therefor. The purchase price for the Shares may be paid by (i) check payable to the Company, (ii) wire transfer pursuant to the Company's instructions or (iii) any combination of the foregoing.

                  2. Representations, Warranties and Covenants of the Company. The Company represents warrants and covenants to the Purchasers as follows:

                      2.1 Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as and in the places where such properties are now owned, operated and leased or such business is now being conducted.

                      2.2 Authorization. The Company has the necessary corporate power and authority to enter into this Agreement and to assume and perform its obligations hereunder. The execution and delivery of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by the Board of Directors of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity,
(iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy.


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                      2.3 Approvals and Consents. No action,  approval,  consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality is necessary or required as to the Company in order to constitute this Agreement as a valid, binding and enforceable obligation of the Company in accordance with its terms, except for the consent of U.S. Bancorp Republic Commercial Finance, Inc., which the Company has obtained.

                      2.4 Commissions; Use of Proceeds. Icahn Associates Corp. will earn a 3% fee on the gross proceeds of this transaction and Network 1 Financial Securities, Inc. ("Network 1") will earn a 10% fee on the gross proceeds of all sales of Shares by the Company to Network 1's clients for which Network 1 acts as placement agent on this transaction. The commissions shall be paid in cash, except such commission may be deferred at the recipients' sole discretion. The net proceeds received by the Company from this transaction will be used for general corporate purposes, including capital expenditures, product development, marketing and sales and working capital and to establish a working capital reserve in connection with a potential sale of substantially all of the assets of the Company at the request of a potential purchaser against unanticipated expenses which may arise prior to the potential closing. The proceeds allocated to general corporate purposes may be utilized in the discretion of the Board of Directors of the Company.

                  3. Representations and Warranties of the Purchasers. Each of the Purchasers represents and warrants to the Company as to itself as follows:

                      3.1 Organization and Existence. To the extent indicated on the signature pages hereto, such Purchaser is either (i) a limited partnership duly organized and validly existing under the laws of its respective state of formation, (ii) a limited liability company duly organized and validly existing under the laws of its respective state of formation, (iii) a corporation duly organized and validly existing under the laws of its respective state of incorporation or (iv) an individual. Each Purchaser represents that it was not organized for the purpose of making an investment in the Company.

                      3.2 Authorization. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby are within the powers of such Purchaser and have been duly authorized by all necessary individual, corporate, partnership or limited liability company action, as appropriate, on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against such Purchaser in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, (iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy.


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                      3.3 Approvals and Consents. No action,  approval,  consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality is necessary or required as to such Purchaser in order to constitute this Agreement as a valid, binding and enforceable obligation of such Purchaser in accordance with its terms.

                      3.4 Investment. Such Purchaser is acquiring the Shares being purchased by it for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person or entity has a direct or indirect beneficial interest in such Shares. Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third person or entity with respect to any of such Shares.

                      3.5 Exemption From Registration. Such Purchaser acknowledges that the offering and sale of the Shares (the "Offering") is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, such Purchaser represents and warrants to the Company as follows:

                      (i) Such Purchaser realizes that the basis for the exemption may not be present if, notwithstanding any representations and/or warranties to the contrary herein contained, such Purchaser has in mind merely acquiring the Shares for a fixed or determinable period in the future;

                      (ii) Such Purchaser has the financial ability to bear the economic risk of his investment, has adequate means for providing for its current needs and contingencies and has no need for liquidity with respect to its investment in the Company; and

                      (iii) Such Purchaser has such knowledge and experience in financial, and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

                      3.6 Accredited Investor. Such Purchaser is an "accredited investor," as that term is defined in Rule 501 of Regulation D.

                      3.7 Available Information. Such Purchaser:

                      (i) Has been furnished with any and all documents that may have been made available by the Company upon request of the Purchaser for a reasonable time prior to the date hereof including, but not limited to, those documents set forth on Annex A hereto;


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                      (ii) Has been  provided an  opportunity  for a  reasonable time prior to the date hereof to obtain additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

                      (iii) Has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering and other matters pertaining to an investment in the Shares, or that which was otherwise provided in order for them to evaluate the merits and risks of a purchase of the Shares to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

                      (iv) Has not been furnished with any oral representation or oral information in connection with the Offering; and

                      (v)  Has  determined   that  the  Shares  are  a  suitable
                      investment for such Purchaser and that at this time such Purchaser could bear a complete loss of such investment.

                      3.8 Purchaser Representative. Such Purchaser is not relying on any statements or representations made by the Company or its affiliates or any purchaser representative with respect to economic considerations involved in an investment in the Shares.

                      3.9 Transfer Restrictions. Such Purchaser shall not sell or otherwise transfer any of the Shares without registration under the Securities Act or an exemption therefrom and such Purchaser fully understands and agrees that such Purchaser must bear the economic risk of such Purchaser's purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or unless exemptions from such registration requirements are available. In particular, such Purchaser is aware that the Shares are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act. Such Purchaser also understands that the Company is under no obligation to register the Shares on such Purchaser's behalf or to assist such Purchaser in complying with any exemption from the registration requirements of the Securities Act or applicable state securities laws. Such Purchaser further understands that sales or transfers of the Shares are further restricted by state securities laws and the provisions of this Agreement.

                      3.10 Entire Agreement. No representations or warranties have been made to such Purchaser by the Company, or any officer, director, employee, agent, affiliate or subsidiary

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of the Company other than those contained herein,  and in subscribing for Shares such Purchaser is not relying upon any representations other than those contained herein.

                      3.11 Purchaser Information. Any information that such Purchaser has heretofore furnished or is simultaneously herewith furnishing to the Company with respect to such Purchaser's financial position and business experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information, such Purchaser will immediately furnish revised or corrected information to the Company.

                      3.12 Legends. The Purchaser understands and acknowledges that the Shares and the shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), issuable upon conversion of the Shares (the "Conversion Shares") shall bear a legend substantially as follows until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with an effective registration statement thereunder; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO DELICIOUS BRANDS, INC. (THE "CORPORATION"), OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER STATE SECURITIES LAW."

                      3.13 Purchaser Address. The address set forth on the signature pages of this Agreement is such Purchaser's true and correct business, residence or domicile address.

                      3.14 Non-Marketable Investments. Such Purchaser's overall commitment to investments that are not readily marketable is not disproportionate to such Purchaser's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.


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                      3.15 Finders.  Such Purchaser represents and warrants that such Purchaser has not retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Company, its officers, directors, affiliates, subsidiaries, employees and agents from liability for any compensation to any such intermediary retained by such Purchaser and the fees and expenses of defending against such liability or alleged liability.

                      3.16 Survival. The foregoing representations, warranties and agreements shall survive the execution of this Agreement.

                  4.  Piggyback Registration.

                      4.1 Registration Rights. If, at any time commencing after the date hereof, the Company proposes to register any of its securities under the Securities Act (other than pursuant to Form S-8, S-4 or a comparable registration statement) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Purchasers of its intention to do so. If any of the Purchasers notifies the Company within twenty (20) days after receipt of any such notice of its desire to include any of the Conversion Shares in such proposed registration statement, the Company shall afford such Purchaser the opportunity to have any such Conversion Shares (referred to in this Section 4 as the "Securities") registered under such registration statement.

                  Notwithstanding the provisions of this Section 4.1, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 4.1 (irrespective of whether a written request for inclusion of any such Securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

                      4.2 Provisions With Respect to Registration. In connection with any registration under Section 4.1 hereof, the following provisions shall apply:

                          (a) The Company (i) shall use its best efforts to file
a registration statement within sixty (60) days of receipt of any request by a Purchaser to have its Securities included therein, (ii) shall use its best efforts to have such registration statement declared effective at the earliest possible time, and (iii) shall furnish to each Purchaser whose Securities have been included in such registration statement (each a "Participant" and, collectively, the "Participants") such number of prospectuses as shall reasonably be requested.

                          (b) The  Company  shall pay all costs  (excluding  any
underwriting or selling commissions or other charges of any broker-dealer acting on behalf of a Participant), fees and expenses in connection with all registration statements filed pursuant to this Section 4, including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses.


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                          (c) The Company will take all  necessary  action which
may be required in qualifying or registering the Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Participants, provided that the Company shall not be obligated to (i) execute or file any general consent to service of process, (ii) qualify as a foreign corporation to do business under the laws of any such jurisdiction or (iii) subject itself to taxation in such jurisdiction.

                          (d) The Company shall  indemnify each  Participant and
each person, if any, who controls such Participant within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement (excluding any loss, claim, damage, expense or liability arising from information furnished in writing by or on behalf of such Participant, or its successors or assigns, for specific inclusion in such registration statement).

                          (e) Each  Participant  and its successors and assigns,
shall indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising solely from the inclusion in such registration statement of information furnished in writing by or on behalf of such Participant, or its successors or assigns, specifically for use in such registration statement; provided that each Participant's liability hereunder shall not exceed the net proceeds of the sale of Securities by such Participant pursuant to such registration statement.

                          (f)  Nothing  contained  in this  Agreement  shall  be
construed as requiring a Purchaser to convert its Shares prior to the initial filing of any registration statement or the effectiveness thereof.

                          (g) In the case of an underwritten  offering  pursuant
to Section 4.1, if the managing underwriter with respect to such offering requests in writing that the number of the Company's securities to be offered by selling security holders in the registration be reduced because, in the judgment of the managing underwriter, the proposed offering would be materially and adversely affected, then such securities shall be reduced by such amount as the managing underwriter may determine in writing so as to not materially and adversely affect the proposed offering, which reduced number of securities shall be included in the offering, selected, first, from any persons or entities participating in such offering pursuant to demand registration rights and, next, to the extent available, among the other selling security holders participating in such offering, as


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nearly as  possible  pro  rata,  on the  basis of the  number  of the  Company's securities so requested by each holder thereof to be included therein.

                          (h) Each  Participant,  if, as and when its Securities
are covered by a registration statement filed pursuant to this Section 4, agrees if and to the extent requested by the managing underwriter, in the case of an underwritten sale of its Securities (to the extent timely notified in writing by the Company or the managing underwriter), not to effect any public sale or distribution of its Securities included in such registration statement, including a sale pursuant to Rule 144 (or any similar rule then in force) under the Act, except as part of such underwritten registration, during the 30-day period prior to, and a period of up to 180 days (as determined by the managing underwriter) beginning on, the effective date of any underwritten sale of its Securities made pursuant to such registration statement.

                  5. Consent. Each Purchaser hereby consents to the increase of the authorized shares for issuance of the Series D Preferred Stock, par value $.01 from 100,000 shares to 150,000 shares, provided that, a majority of the Board of Directors of the Company at such later date deems such increase necessary in the Board of Directors' business judgment and the Board of Directors approves such increase.

                  6. General Provisions.

                     6.1 Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contained herein and supersedes all prior oral or written agreements, if any, between the parties hereto with respect to such subject matter and, except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder. Any amendments hereto or modifications hereof must be made in writing and executed by each of the parties hereto. Any failure by the Company or the Purchasers to enforce any rights hereunder shall not be deemed a waiver of such rights.

                     6.2 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) four (4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or (iii) one day after deposit with a reputable overnight courier service and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties, with a copy (which shall not constitute notice) for the Company to Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022-1170, Attention: Steve Wolosky, Esq.

                     6.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to conflict of laws principles.


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


                     6.4 Binding Effect; Assignment. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and the Purchasers and each of their respective successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by any of the parties hereto without the prior written consent of the other parties hereto. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

                     6.5 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

                     6.6 Headings. The headings or captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                     6.7 Pronouns. Whenever the pronouns "it" or "its" are used herein, they shall also be deemed to mean "he" or "his" or "she" or "hers" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be read and construed as though in the singular in all cases where they would so apply.

                     6.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

                     6.9 Information Confidential. Each Purchaser acknowledges that the information received by it pursuant hereto may be confidential and is for such Purchaser's use only. Such Purchaser agrees that it will not use such information in violation of the Exchange Act, or reproduce, disclose or disseminate such information to any other person , unless the Company has made such information available to the public generally.

                     6.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

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                                      -10-

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]


                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   COMPANY:

                                   DELICIOUS BRANDS, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                      Address:


                                   PURCHASERS:



                                   ---------------------------------------------
                                       Name:

                                       Address:




                                   ---------------------------------------------
                                       Name:

                                       Address:






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